SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION [Abstract]
SEGMENT INFORMATION
5.	SEGMENT INFORMATION

The Company and the chief operating decision maker ("CODM") measure performance based on the Company's overall return to shareholders based on consolidated net income. The CODM does not review a measure of operating result at a lower level than the consolidated group. Consequently, the Company has only one reportable segment: tankers. The tankers segment includes crude oil tanker vessels and OBO or oil/bulk/ore carriers. Both types of vessel are managed as part of this one segment.

The Company's management does not evaluate performance by geographical region as this information is not meaningful.

The Company operates in two markets. We operate in the tanker and drybulk carrier markets as an international provider of seaborne transportation of crude oil and drybulk cargoes. An analysis of revenues from these services is as follows:

(in thousands of $)	2011	2010	2009
Total operating revenues – tanker market	715,893	1,023,733	989,773
Total operating revenues – drybulk carrier market	86,608	136,912	124,983

During the year ended December 31, 2011, the Company reported total revenue from one customer of $171 million, which represented 21% of consolidated operating revenues (2010: one customer, which represented 21% and 2009: one customer, which represented 22%). This was the same customer in each year. No other customers represent more than 10% of consolidated operating revenues for the periods presented.